Exhibit 99.1

# First Midwest Bancorp

Presentation Materials
November 10, 2015

# Agenda

- Overview of FMBI
- Priorities and performance momentum
- Going forward

# Overview

# First Midwest Overview

## Who is First Midwest?

- High-performing, proven track record – 75 plus years of service
  - Strong core deposit base well-positioned for rising rates
  - Expanded lending platform through a combination of core commercial and specialized lending (agricultural, healthcare, asset-based, structured finance and leasing)
  - Diversified revenue base and product offerings across commercial, retail and wealth management platforms
- Recognized locally and nationally
  - Honored as "Highest Customer Satisfaction in Retail Banking in the Midwest" two years in a row (third time in five years) by J.D. Power
- Well-positioned for growth
  - Leadership, people, processes, and infrastructure in place for continued growth
  - 3 acquisitions announced, approved and closed in 2014
  - 1 acquisition announced in 2015, anticipated closing 4Q 2015

## Key Metrics

- $9.9 billion in assets
  - 5th largest IL-based[1]
- $8.2 billion in average deposits
  - Strong core deposits – 86% low cost
  - 93% of deposits in Chicago MSA
  - #12 in Chicago MSA[1]
- $6.9 billion in loans
  - #1 Agricultural lender in IL[2]
- $7.2 billion in trust assets
  - IL's 3rd largest in revenue[3]

## Footprint in Attractive Chicagoland Market



LAKE MICHIGAN
IOWA
McHenry
Lake
Cook
DeKalb
Kane
DuPage
Scott
Rock Island
Kendall
LaSalle
Will
Grundy
Porter
Lake
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign

Information as of September 30, 2015.
(1) Source SNL Financial
(2) Source American Bankers Association
(3) Source Trust Performance Report

# "Highest Customer Satisfaction with Retail Banking in the Midwest Two Years in a Row"*

The study looked at the following factors:

- Account information
- Channel activities
- Facilities
- Fees
- Problem resolution
- Product offerings



HIGHEST CUSTOMER SATISFACTION
J.D. POWER
RETAIL BANKING - MIDWEST • 2015
FIRST
MIDWEST BANK

* First Midwest Bank received the highest numerical score among retail banks in the Midwest region in the proprietary J.D. Power 2014 and 2015 Retail Banking Satisfaction Studies℠. The 2015 study is based on 82,030 total responses measuring 20 providers in the Midwest region (IA, IL, KS, MO, MN, WI) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed April 2014 - February 2015. Your experiences may vary. Visit jdpower.com.

# Priorities and performance momentum

# Our Priorities

## Unchanged, Influenced by Environment

- Build the highest quality team
- Diversify/grow loans and revenue
- Balance investment and risk

**Maximize Shareholder Value**

Drives performance and focus

# Our Priorities

## Execution Builds Momentum

| Strategic Priority | Progress |
| --- | --- |
| Build the highest quality team | ☑Strategic talent acquisitions<br>☑Enhanced sales, operations and administration<br>☑Ongoing focus on succession and talent development |
| Diversify/grow loans and revenue | ☑Building opportunities through specialty lines and acquisitions<br>☑Grew fee based revenue 12% from 3Q 2014 and 5% from 2Q 2015<br>☑Increased loans 7% from 3Q 2014 and 5% annualized from 2Q 2015 |
| Balance investment and risk | ☑Building our brand, heightening awareness<br>☑Investing in strategic distribution<br>☑ Strengthening risk management |

# Earnings Momentum

| | 2014 | 2015 | | Change vs. Prior | |
|---|---|---|---|---|---|
| | September 30 | June 30 | September 30 | Year | Quarter |
| Net income, adjusted[(1)] | $20.8 | $22.6 | $23.3 | 12% | 3% |
| Return on avg. TCE, adjusted[(1)] | 10.90% | 11.62% | 11.68% | 7% | 1% |
| Net interest margin | 3.72% | 3.76% | 3.58% | (4%) | (5%) |
| Fee-based revenues | $29.7 | $31.6 | $33.1 | 12% | 5% |
| Efficiency ratio[(1)] | 62.0% | 61.7% | 63.2% | 2% | 2% |

**Benefiting from growth in fee-based businesses**

Dollar amounts in millions.
[(1)] Excludes the impact of acquisition and integration related expenses.

# Loan Portfolio

## Growing and Diversifying Lending

**$6.9 Billion Total Loans**
**Up 7% from September 30, 2014**



40% Owner Occupied (2)

| Category | 3Q 2015 Amount | % of Total | 3Q 2015 vs. 2Q 2015(1) | 3Q 2015 vs. 3Q 2014 |
|---|---|---|---|---|
| C & I | $2.4 | 35% | 5% | 8% |
| Agricultural | 0.4 | 6% | 17% | 13% |
| Commercial RE | 3.0 | 44% | (5%) | (1%) |
| Consumer/Other | 1.1 | 15% | 31% | 30% |

Dollar amounts in billions.
(1) Ratios are presented on an annualized basis.
(2) The percent reported represents owner-occupied real estate loans to total commercial real estate loans, excluding multi-family and construction loans.

**Portfolio Overview**

- Capacity; 83% loans-to-deposits ratio
- 6% organic CAGR over the last 5 years
- Maintaining disciplined approach

**Realigned and Expanded Commercial Team**

- Middle-market
- Business Banking
- Commercial Real Estate
- Specialty Banking

**Building Opportunities Through Specialty Lines**

- Agriculture
- Healthcare
- Asset-based
- Structured Finance
- Leasing

**Broadening Consumer**

- Direct (Installment and Other)
- Mortgage

# Deposits

## Strong Core

$8.2 Billion, Up 12%[(1)]


86% Low Cost

| Category | 3Q 2015 Average | % of Total | 3Q 2015 vs. 2Q 2015 | 3Q 2015 vs. 3Q 2014 |
|---|---|---|---|---|
| DDA | $2.6 | 32% | 7% | 18% |
| Savings/NOW | 2.9 | 35% | 1% | 15% |
| Money Market | 1.6 | 19% | 2% | 12% |
| Time | 1.2 | 14% | (4%) | (4%) |

Dollar amounts in billions.

(1) Quarter-to-date averages compared to the third quarter of 2014.

**Strong Base**

- 86% low cost core deposits
- Low cost funding: 11 bps

**Driving Household Growth**

- Core checking, penetration
- Mobile, internet expansion

**M&A Strengthens**

- Acquisitions in 2014 added over $1.2 billion

**Well-Positioned For Higher Rates**

# Diversifying and Growing Fee-Based Revenues

## Building Fee-Based Businesses


$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$30
$82
$33
$93
3Q14
YTD Sept 14
3Q15
YTD Sept 15
Service Charges
Wealth Management
Card-Based
Other Fees
Mortgage

Dollar amounts in millions.

### Significant, Broad Based Growth

- Up 12% vs. 3Q 2014
- Improved retail product alignment, card penetration
- Enhanced treasury management capabilities
- Mortgage expansion
- Acquisitions provide opportunities
  - Leasing capability acquired in 3Q 2014
- Build fee income from ancillary sources

### Wealth Management

- Up 8% vs. 3Q 2014
- Leveraging distribution, commercial synergy

# Leveraging Business Investment

## Managing Efficiency



$350
$300
$250
$200
$150
$100
$50
$0
$37
$71
$70
$96
$201
$199
$35
$78
$74
$100
$234
$220
3Q14
YTD Sept 14
3Q 15
YTD Sept 15
Net Interest Income
Noninterest Income
Noninterest Expense

Dollar amounts in millions.
(1) Excludes acquisition and integration related expenses as well as net OREO expense.

**Revenue Growth Offsets Pressure**

- Aided by loan growth and acquisitions

**Building Fee-Based Businesses**

- Wealth management
- Capital markets
- Leasing

**Balanced Business Investment**

- Tight management of expense
- Effective acquisition integration drives improved efficiency
- Investment in:
    - People
    - Distribution, brand

| | 3Q 2014 | 4Q 2014 | 1Q 2015 | 2Q 2015 | 3Q 2015 |
|---|---|---|---|---|---|
| Margin | 3.72% | 3.76% | 3.79% | 3.76% | 3.58% |
| Efficiency(1) | 62.0% | 66.1% | 64.5% | 61.7% | 63.2% |

# Improved Asset Quality

## Trend Continues



Non-Performing Assets(1)
1.63%
1.10%
1.02%
$105
$5
$29
$71
$75
$3
$24
$48
$71
$3
$31
$37
Q3 2014
Q2 2015
Q3 2015
NPLs
OREO
TDRs
NPA Ratio



Net Charge-Off Data(1)
1.01%
$15.9
0.33%
$5.5
0.18%
$3.1
Q3 2014
Q2 2015
Q3 2015
Net Charge-Offs
Net C/Os to avg loans, annualized

**Total non-performing assets decreased by 33% from Q3 2014**

Dollar amounts in millions.
(1) Excludes covered loans and covered OREO.

# First Midwest Actively Growing

## Growing Chicago Footprint – Broadening View

<u>September 2015</u>
**Peoples' Bank of Arlington Heights**
- *$108 million in assets*
- *$57 million in loans*
- *$95 million in deposits*

<u>December 2014</u>
**Great Lakes Bank**
- *$566 million in assets*
- *$223 million in loans*
- *$464 million in deposits*

<u>September 2014</u>
**First Midwest Equipment Finance**(1)
- *Equipment Leasing Finance*
- *In Business for 28 Years*
- *Historic Production - $40 million/year*

(1) Formerly known as National Machine Tool Financial Corp

<u>August 2014</u>
**12 Chicago-area branches of Popular Community Bank**
- *$762 million in assets*
- *$549 million in loans*
- *$732 million in deposits*



Madison
Milwaukee
Grand Rapids
Chicago
Gary
Moline
Joliet
Champaign
Springfield
Indianapolis

# Tangible Book Value



10.90%
10.83%
10.52%
11.62%
11.68%
$9.71
$9.87
$10.04
$10.17
$10.47
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15
Tangible book value per share
Return on average tangible common equity(1)

**Increasing return on average tangible common equity**

(1) Excludes the impact of acquisition and integration related expenses.

# Going forward

# Capital Remains a Source of Strength

| Metric | 2014 Sept. 30 | 2014 Dec. 31 | 2015 March 31 | 2015 June 30 | 2015 Sept. 30 | Regulatory Requirements [2] Minimum for "Well-Capitalized" |
|---|---|---|---|---|---|---|
| ***Capital to Risk Weighted Assets:*** [1] | | | | | | |
| Total | 10.94% | 11.23% | 11.23% | 11.37% | 11.43% | 10.00% |
| Tier 1 | 9.86% | 10.19% | 10.35% | 10.49% | 10.55% | 8.00% |
| Tier 1 Common | N/A | N/A | 9.79% | 9.93% | 10.00% | 6.50% |
| Quarterly Dividend | $0.08 | $0.08 | $0.09 | $0.09 | $0.09 | N/A |
| Dividend Payout % | 32% | 42% | 35% | 31% | 30% | N/A |

- Significant capital, primarily common equity
- Capital deployed for acquisitions and available for continued growth
- Capital rebuilding quickly while maintaining discipline

[1] Basel III Capital Rules became effective on January 1, 2015. These rules revise the risk-based capital requirements and introduce a new capital measure, Tier 1 Common capital to risk-weighted assets. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and prior periods are reported using the regulatory guidance applicable at that time.

[2] Regulatory requirements to be considered "well-capitalized" apply to the Bank, not the Company, and are included for presentation purposes only.

# Ability to Leverage Capital, Infrastructure

## Market Opportunities

### Environment Will Drive

- Capital requirements, lower profitability
- Compliance costs

### Consolidation Expected Over Time

- Banks between $350 million and $4 billion in assets in
  - Chicago MSA - 43
  - Other IL and contiguous states (IA, IN, MI, WI) - 220

### We Are A Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience
- 3 acquisitions completed in 2014
- 1 acquisition announced and expected to close in 4Q 2015

### Requires Discipline, Patience

- Alignment with core business strategy
- Must be strategic and accretive to earnings
- Managing $10 billion regulatory threshold – Expected to cross in 2016
- Willingness and ability to respond to opportunities

# In Closing – Why Invest?

**Premier, growing bank**

**Leveraging our strengths**

- Enhanced and engaged team
- Strong balance sheet, well-positioned for rising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

**Focus remains on our strategic priorities**

- Building the highest quality team
- Diversifying/growing loans and revenue
- Balancing investment and risk

**Well-positioned to grow and enhance shareholder returns**

# Appendix

# Certain Terms Used in This Presentation

**Core Deposits** – Includes demand, savings, money markets, and NOW accounts.
**Covered Loans or Covered OREO** – Loans or OREO that the Company acquired through an FDIC-assisted transaction, the majority of which are covered by loss share agreements with the FDIC.
**Efficiency Ratio** – The efficiency ratio expresses noninterest expense, excluding OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, net trading gains, and tax-equivalent adjusted BOLI income. Net securities gains are excluded from the efficiency ratio. The ratio also excludes the effects of certain revenues and expenses including acquisition and integration related expenses.
**Net Interest Income** – Equals the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities.
**Net Interest Margin** – Equals net interest income divided by total average interest-earning assets, presented on a tax-equivalent basis assuming a federal income tax rate of 35%.
**Noninterest Income** – Income earned from fee based revenues, investment in bank-owned life insurance ("BOLI") and other income, and non-operating revenues.
**Noninterest Expense** – Expense incurred to operate the Company, which includes salaries and employee benefits, net occupancy and equipment, professional services, and other costs.
**Non-Performing Assets** – Includes non-accrual loans (the majority of which are past due), loans 90 days or more past due and still accruing interest, troubled debt restructurings still accruing interest, and OREO.
**Return on Average Tangible Common Equity ("TCE")** – Equals net income available to common shareholders, excluding intangibles amortization expense, divided by TCE. TCE represents average stockholders' equity, less average goodwill and other intangible assets.

**Notes:**

- Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share data.
- Unless otherwise indicated, all loan information includes covered loans.
- Peer information for this presentation is obtained from SNL.

# Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," or "continue" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including estimated synergies, cost savings and financial benefits of pending or consummated transactions, including First Midwest's proposed acquisition of The Peoples' Bank of Arlington Heights, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2014, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

# Deposits

## Well-positioned For Rising Rates



Cost Of Deposits (2003 – 2014 – 3Q 2015)
FMBI
Median
Max
1.30%
1.17%
1.71%
2.50%
2.82%
1.93%
1.12%
0.59%
0.42%
0.27%
0.18%
0.14%
0.11%
29bps cost advantage to peers (2003-2008)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
3Q 2015

**Low cost funding, well-positioned for rising rates**

From Company filings, SNL Financial

Note: Financial data as of most recent quarter; Implied deposit elasticity calculated as change in cost of deposits from Q4 2003 to Q2 2006 as % of the change in 3-month LIBOR during the same time period (1.17% to 5.22%)

(1) Median and max values from CHFC, FMER, MBFI, ONB, PVTB, SRCE, UMBF and WTFC

# First Midwest Bancorp, Inc.

## Contact Information

**Paul F. Clemens**
Executive Vice President
& Chief Financial Officer
paul.clemens@firstmidwest.com
630-875-7347

**James M. Roolf**
Senior Vice President
& Corporate Relations Officer
jim.roolf@firstmidwest.com
630-875-7533